UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2012

PURE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21019	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1725 Gillespie Way, El Cajon, California 92020
(Address of principal executive offices, including zip code)

(619) 596-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2012, Pure Bioscience, Inc. (the “Company”) issued a press release announcing certain of its financial results for the fiscal quarter and year ended July 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 31, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  The total number of shares represented in person or by proxy at the Annual Meeting was 47,212,479, of the 54,657,074 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following matters were voted upon at the Annual Meeting:

Proposal No. 1.  – Election of Directors.  The following named persons were elected as directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	Number of Votes
	For	Withheld	Broker Non-Votes

Gregory Barnhill	21,647,671	4,210,274	21,354,534
Dennis Brovarone	21,617,878	4,240,067	21,354,534
John J. Carbone, M.D.	21,629,608	4,228,337	21,354,534
Michael L. Krall	21,738,605	4,119,340	21,354,534
Paul V. Maier	21,644,340	4,213,605	21,354,534
Donna Singer	21,889,355	3,968,590	21,354,534

Proposal No. 2 – Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split within a range of no less than 1-for-4 or greater than 1-for-10. The votes cast were as follows:

For	Against	Abstain
37,755,234	8,607,425	849,816

Proposal No. 3 – Proposal to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2012. The votes cast were as follows:

For	Against	Abstain
43,596,862	3,395,758	219,859

Reference is made to the information in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 12, 2012 relating to the settlement agreement between the Company and the Coalition (as defined therein) terminating solicitations of proxies subject to Rule 14a-12(c) under the Exchange Act in connection with the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated August 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.
Dated: August 1, 2012	By:	/s/ Michael L. Krall
Michael L. Krall President, Chief Executive Officer, Interim Chief Financial Officer